SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2017

Desert Hawk Gold Corp.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1290 Holcomb Avenue, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 337-8057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On March 13, 2017, John Ryan resigned from his position as Chief Financial Officer and Principal Financial and Accounting Officer of Desert Hawk Gold Corp., a Nevada corporation (the “Company”). Marianne Havenstrite, our Treasurer, will assume the role of Principal Financial and Accounting Officer. In connection with Mr. Ryan’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date: March 14, 2017	By	/s/ Howard Crosby
Howard Crosby, Chief Executive Officer

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